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                               Supplement to the
                    Mitchell Hutchins LIR Select Money Fund
                        Prospectus dated July 31, 1998

                                                                     May 1, 1999

Dear Investor,

        Mitchell Hutchins Asset Management Inc. has agreed to waive 6 basis points of its 18 basis point management fee from May 1, 1999 through August 31, 1999. Until that date, management fees will be 12 basis points (0.12%). As a result, "Total Operating Expenses" noted on page 4 of the prospectus will be reduced to 12 basis points (0.12%) for Institutional shares and to 37 basis points (0.37%) for Financial Intermediary shares through that date.